STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

March 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 100.3%
Banks - 2.0%
JPMorgan Chase & Co.	347,390		47,356,205
Capital Goods - 1.1%
Otis Worldwide	97,320		7,488,774
Raytheon Technologies	187,915		18,616,739
			26,105,513
Commercial & Professional Services - .9%
Verisk Analytics	98,125		21,060,569
Consumer Durables & Apparel - 3.7%
Hermes International	9,000		12,765,440
LVMH	68,025		48,438,538
NIKE, Cl. B	199,800		26,885,088
			88,089,066
Consumer Services - 3.0%
Marriott International, Cl. A	208,050	[a]	36,564,787
McDonald's	141,330		34,948,082
			71,512,869
Diversified Financials - 9.0%
Berkshire Hathaway, Cl. A	105	[a]	55,536,705
BlackRock	71,280		54,470,038
Intercontinental Exchange	348,995		46,109,219
S&P Global	143,857		59,007,264
			215,123,226
Energy - 7.6%
Chevron	571,720		93,093,168
Exxon Mobil	310,000		25,602,900
Hess	595,700		63,763,728
			182,459,796
Food, Beverage & Tobacco - 7.6%
Altria Group	449,895		23,507,014
Nestle, ADR	278,715		36,260,821
PepsiCo	210,950		35,308,811
Philip Morris International	442,875		41,603,677
The Coca-Cola Company	704,225		43,661,950
			180,342,273
Health Care Equipment & Services - 6.2%
Abbott Laboratories	381,800		45,189,848
Intuitive Surgical	97,925	[a]	29,542,014
UnitedHealth Group	145,575		74,238,883
			148,970,745

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 100.3% (continued)
Household & Personal Products - 2.6%
The Estee Lauder Companies, Cl. A	228,695		62,278,222
Insurance - 1.0%
The Progressive	205,975		23,479,090
Materials - 3.2%
Air Products & Chemicals	206,490		51,603,916
The Sherwin-Williams Company	96,475		24,082,090
			75,686,006
Media & Entertainment - 10.8%
Alphabet, Cl. C	45,202	[a]	126,248,734
Comcast, Cl. A	840,090		39,333,014
Meta Platforms, Cl. A	303,155	[a]	67,409,546
Netflix	19,275	[a]	7,220,222
The Walt Disney Company	133,495	[a]	18,310,174
			258,521,690
Pharmaceuticals Biotechnology & Life Sciences - 3.3%
Johnson & Johnson	104,690		18,554,209
Novo Nordisk, ADR	439,930	[b]	48,854,226
Roche Holding, ADR	217,750		10,759,028
			78,167,463
Retailing - 4.9%
Amazon.com	36,060	[a]	117,553,797
Semiconductors & Semiconductor Equipment - 5.6%
ASML Holding	92,535	[a]	61,806,903
Texas Instruments	385,155		70,668,239
			132,475,142
Software & Services - 17.8%
Adobe	83,425	[a]	38,010,098
Automatic Data Processing	59,940		13,638,748
Gartner	34,575	[a]	10,284,680
Intuit	91,225		43,864,629
Mastercard, Cl. A	69,300		24,766,434
Microsoft	693,565		213,833,025
Visa, Cl. A	356,945	[b]	79,159,693
			423,557,307
Technology Hardware & Equipment - 6.9%
Apple	946,275		165,229,078
Transportation - 3.1%
Canadian Pacific Railway	554,750	[b]	45,789,065
Union Pacific	107,250		29,301,773
			75,090,838
Total Common Stocks (cost $778,296,994)			2,393,058,895

	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $13,684,432)	0.31	13,684,432	[c]	13,684,432

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,533,888)	0.31	3,533,888	[c]	3,533,888
Total Investments (cost $795,515,314)		101.0%		2,410,277,215
Liabilities, Less Cash and Receivables		(1.0%)		(24,677,315)
Net Assets		100.0%		2,385,599,900

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2022, the value of the fund’s securities on loan was $127,117,559 and the value of the collateral was $131,085,874, consisting of cash collateral of $3,533,888 and U.S. Government & Agency securities valued at $127,551,986. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

March 31, 2022 (Unaudited)

The following is a summary of the inputs used as of March 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,331,854,917	61,203,978	††	-	2,393,058,895
Investment Companies	17,218,320	-		-	17,218,320

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At March 31, 2022, accumulated net unrealized appreciation on investments was $1,614,761,901, consisting of $1,619,727,471 gross unrealized appreciation and $4,965,570 gross unrealized depreciation.

At March 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.